UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2016

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2065 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 9, 2016, eBay Inc. (the “Company”) closed its sale of $1,500,000,000 aggregate principal amount of its senior unsecured notes, consisting of $750,000,000 aggregate principal amount of its 2.500% Notes due 2018 (the “2018 Notes”) and $750,000,000 aggregate principal amount of its 3.800% Notes due 2022 (the “2022 Notes” and, together with the 2018 Notes, the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated March 2, 2016 among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein. The Notes were issued and sold under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-197522) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission and pursuant to an Indenture, dated as of October 28, 2010 (the “Indenture”), as supplemented and amended by a Supplemental Indenture dated as of October 28, 2010 (the “Supplemental Indenture”), each between the Company and Wells Fargo Bank, National Association. The 2018 Notes and the 2022 Notes are each sometimes referred to as a “series” of Notes. The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary indemnification provisions.

The Notes of each series are redeemable at the option of the Company, at any time in whole or from time to time in part, at the applicable redemption price specified in the form of Note of such series included in Exhibit 4.3 hereto.

In addition, if a Change of Control Triggering Event (as defined in the respective forms of the Notes included in Exhibit 4.3 hereto) occurs with respect to the Notes of any series, the Company must, subject to certain exceptions, offer to repurchase the Notes of such series at a price equal to 101% of the principal amount, plus accrued and unpaid interest, if any.

The foregoing description of some of the terms of the Notes and the Underwriting Agreement are not complete and are subject to, and qualified in their entirety by reference to, the complete terms and conditions of the Underwriting Agreement, the Indenture, the Supplemental Indenture, the officers’ certificate establishing the form and terms of the Notes of each series, and the respective forms of the Notes of each series, which are filed or incorporated by reference, as the case may be, as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, respectively, and are incorporated by reference herein. In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1.

On March 2, 2016, the Company issued a press release announcing its agreement to sell the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated March 2, 2016 among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate dated March 9, 2016 establishing the forms and terms of the Notes.

4.4	Form of 2.500% Note due 2018 (included in Exhibit 4.3).

4.5	Form of 3.800% Note due 2022 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated March 2, 2016 relating to the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eBay Inc.

Date: March 9, 2016	By:	/s/ Kathryn W. Hall
		Name:	Kathryn W. Hall
		Title:	Vice President, Legal, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated March 2, 2016 among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate dated March 9, 2016 establishing the forms and terms of the Notes.

4.4	Form of 2.500% Note due 2018 (included in Exhibit 4.3).

4.5	Form of 3.800% Note due 2022 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated March 2, 2016 relating to the offering of the Notes.

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